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                           J.P. Morgan Series Trust II

                        U.S. Disciplined Equity Portfolio

                       Supplement dated February 11, 2003
                      to the Prospectus dated April 1, 2002

     Effective March 31, 2003, the J.P. Morgan U.S. Disciplined Equity Portfolio will change its name to " J.P. Morgan U.S. Large Cap Core Equity Portfolio".

     The second paragraph under the heading "Portfolio Management" is hereby deleted in its entirety and replaced with the following:

     "The portfolio management team is led by David Silberman, managing director, who joined JPMorgan in 1989. Mr. Silberman manages the core U.S. Large Cap Equity product used by J. P. Morgan private bank clients globally as well as individual equity and balanced accounts for private clients, endowments and foundations."

     The first three paragraphs under the heading "Principal Strategies" in the Investment Approach section are hereby deleted in their entirety and replaced with the following:

     "Under normal circumstances, the portfolio invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the portfolio's weightings are similar to those of the S&P 500. The portfolio seeks to maintain sector weightings within +/- 3% of the S&P 500.

     Within each sector, the portfolio employs an active management style, overweighting stocks that are ranked as undervalued while underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described under "U.S. Equity Investment Process" on page 4). This disciplined investment process results in a portfolio of between 50-60 securities.

     By holding between 50-60 stocks, with an emphasis on those that appear undervalued, while generally aligning its sector weightings with those of its benchmark, the portfolio seeks returns that exceed those of the S&P 500 over the long term with a controlled level of volatility."


                                                                   SUP-USDEP-103